EX-99.906CERT

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officer of PIMCO California Municipal Income Fund III (the ‘‘Registrant’’), do hereby certifies, to such officer’s knowledge, that

(1)    The Annual Report on the Form N-CSR for the period ended September 30, 2006 (the ‘‘Form N-CSR’’) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934: and

(2)    The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: December 8, 2006

/s/ Brian S. Shlissel
Brian S. Shlissel
President & Chief Executive Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the version of this written statement required by Section 906, has been provided to PIMCO California Municipal Income Fund III and will be retained by PIMCO California Municipal Income Fund III and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is being furnished solely pursuant to 18 U.S.C. ss 1350 and is not being filed as part of the Report or as a separate disclosure document.

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officer of PIMCO California Municipal Income Fund III (the ‘‘Registrant’’), do hereby certifies, to such officer’s knowledge, that

(1)    The Annual Report on the Form N-CSR for the period ended September 30, 2006 (the ‘‘Form N-CSR’’) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934: and

(2)    The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: December 8, 2006

/s/ Lawrence G. Altadonna
Lawrence G. Altadonna
Executive Vice President

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the version of this written statement required by Section 906, has been provided to PIMCO California Municipal Income Fund III and will be retained by PIMCO California Municipal Income Fund III and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is being furnished solely pursuant to 18 U.S.C. ss 1350 and is not being filed as part of the Report or as a separate disclosure document.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) PIMCO California Municipal Income Fund III

By /s/ Brian S. Shlissel
President and Chief Executive Officer

DateDecember 8, 2006

By /s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date December 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By/s/ Brian S. Shlissel
President and Chief Executive Officer

Date December 8, 2006

By /s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date December 8, 2006